UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2018

Acacia Communications, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37771	27-0291921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place, Suite 400 Maynard, Massachusetts		01754
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (978) 938-4896

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.     Results of Operations and Financial Condition.
On November 1, 2018, Acacia Communications, Inc. (the “Registrant”) announced its financial results for its third fiscal quarter ended September 30, 2018. The full text of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.
Item 7.01.     Regulation FD Disclosure.
From time to time, representatives of the Registrant conduct meetings with investors, analysts and other third parties regarding the Registrant in which the Registrant uses an investor presentation. A copy of our current investor presentation, dated November 1, 2018, is attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Presentation”).
By filing this Current Report on Form 8-K and furnishing the information contained herein, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
The information contained in the Presentation is summary information that is intended to be considered in the context of the Registrant’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Registrant may make, by press release or otherwise, from time to time. The Registrant undertakes no duty or obligation to publicly update or revise the information contained in this report, including the exhibits attached hereto, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing. In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 1, 2018.
99.2	Investor Presentation dated November 1, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA COMMUNICATIONS, INC.

Date: November 1, 2018	By:	/s/ Janene I. Ásgeirsson
Janene I. Ásgeirsson
Vice President, General Counsel and Secretary